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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2007

                           EDGEWATER TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                      0-20971                71-0788538
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                      Identification No.)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880

       Registrant's telephone number, including area code: (781) 246-3343

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02         COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

                  (b) Effective as of June 6, 2007, the board of directors of Edgewater Technology, Inc. (the "Company") appointed Robin Ranzal an executive officer of the Company, in accordance with Rule 3b-7 under the Securities Exchange Act of 1934, as amended. Robin Ranzal has served as the President of the Company's Edgewater Technology-Ranzal, Inc. subsidiary since Edgewater acquired the business of Ranzal & Associates in October 2004, and Ms. Ranzal will retain such title and position in connection with this appointment. Prior to joining Edgewater, Ms. Ranzal founded, owned and operated White Plains, New York-based Ranzal & Associates since 1996. Prior to founding Ranzal & Associates, Ms. Ranzal was the Director of Consulting Services for Dimension Data Systems.

                  There were no awards or contracts entered into or authorized in connection with the foregoing appointment.


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SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   June 12, 2007

                                  EDGEWATER TECHNOLOGY, INC.

                                  By:  /s/ Kevin R. Rhodes
                                     -----------------------------------------
                                  Name: Kevin R. Rhodes
                                  Title: Chief Financial Officer
                                  (Principal Financial and Accounting Officer)